EXXON MOBIL CORPORATION	EXHIBIT 99.2

2Q13 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)

Earnings, $M	2Q13	1Q13	4Q12	3Q12	2Q12
Upstream
United States	1,096	859	1,604	633	678
Non-U.S.	5,209	6,178	6,158	5,340	7,680
Total	6,305	7,037	7,762	5,973	8,358
Downstream
United States	248	1,039	697	1,441	834
Non-U.S.	148	506	1,071	1,749	5,812
Total	396	1,545	1,768	3,190	6,646
Chemical
United States	515	752	728	565	494
Non-U.S.	241	385	230	225	955
Total	756	1,137	958	790	1,449

Corporate and financing	(597)	(219)	(538)	(383)	(543)
Net income attributable to ExxonMobil (U.S. GAAP)	6,860	9,500	9,950	9,570	15,910

Earnings per common share (U.S. GAAP)	1.55	2.12	2.20	2.09	3.41
Earnings per common share
- assuming dilution (U.S. GAAP)	1.55	2.12	2.20	2.09	3.41

Capital and Exploration Expenditures, $M
Upstream
United States	2,643	2,090	4,036	1,960	2,662
Non-U.S.	6,634	8,757	7,328	6,288	5,731
Total	9,277	10,847	11,364	8,248	8,393
Downstream
United States	221	259	192	156	176
Non-U.S.	354	350	479	427	393
Total	575	609	671	583	569
Chemical
United States	198	114	129	110	95
Non-U.S.	192	202	258	240	273
Total	390	316	387	350	368
Other	2	3	21	2	9

Total Capital and Exploration Expenditures	10,244	11,775	12,443	9,183	9,339

Exploration Expense Charged to Income, $M
Consolidated	- United States	69	127	101	105	83
- Non-U.S.	384	316	349	387	288
Non-consolidated - ExxonMobil share	- United States	1	1	6	2	-
- Non-U.S.	223	1	2	5	4
Exploration Expenses Charged to Income Included Above	677	445	458	499	375

Effective Income Tax Rate, %	51%	46%	46%	47%	36%

Common Shares Outstanding (millions)
At quarter end	4,402	4,446	4,502	4,559	4,616
Average - assuming dilution	4,433	4,485	4,541	4,597	4,657

Total Cash and Cash Equivalents ($G)[1]	5.0	6.6	9.9	13.3	18.0

Total Debt ($G)	19.4	13.4	11.6	12.4	15.6

Cash Flow from Operations and Asset Sales ($G)
Net cash provided by operating activities	7.7	13.5	13.2	13.4	10.2
Proceeds associated with asset sales	0.3	0.4	0.8	0.7	3.7
Cash flow from operations and asset sales	8.0	13.9	14.0	14.1	13.9

1 Includes restricted cash of $0.4G in 2Q13, $0.4G in 1Q13, $0.3G in 4Q12, $0.2G in 3Q12, and $0.2G in 2Q12

EXXON MOBIL CORPORATION

2Q13 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 OF 4)

Supplemental Information (continued)

Net production of crude oil, natural gas	2Q13	1Q13	4Q12	3Q12	2Q12
liquids, bitumen and synthetic oil, kbd
United States	419	435	430	397	419
Canada / South America	264	264	268	247	243
Europe	197	195	205	181	213
Africa	472	453	479	492	514
Asia	778	804	776	744	766
Australia / Oceania	52	42	45	55	53
Total liquids production	2,182	2,193	2,203	2,116	2,208

Natural gas production available for sale, mcfd
United States	3,581	3,590	3,747	3,712	3,897
Canada / South America	347	328	346	340	392
Europe	2,836	4,473	3,627	2,233	2,578
Africa	5	9	15	16	25
Asia	4,174	4,515	4,477	4,287	4,379
Australia / Oceania	411	298	329	473	390
Total natural gas production available for sale	11,354	13,213	12,541	11,061	11,661

Total worldwide liquids and gas production, koebd	4,074	4,395	4,293	3,960	4,152

Refinery throughput, kbd
United States	1,745	1,810	1,856	1,841	1,740
Canada	435	430	468	449	384
Europe	1,400	1,394	1,499	1,547	1,489
Asia Pacific	771	790	823	813	1,064
Other Non-U.S.	115	152	191	279	285
Total refinery throughput	4,466	4,576	4,837	4,929	4,962

Petroleum product sales, kbd
United States	2,525	2,532	2,737	2,576	2,488
Canada	470	436	470	499	421
Europe	1,527	1,460	1,537	1,601	1,582
Asia Pacific	835	894	896	874	1,065
Other Non-U.S.	408	433	468	555	615
Total petroleum product sales	5,765	5,755	6,108	6,105	6,171

Gasolines, naphthas	2,327	2,355	2,500	2,447	2,489
Heating oils, kerosene, diesel	1,791	1,792	1,881	1,897	1,915
Aviation fuels	469	453	487	495	452
Heavy fuels	431	460	499	502	554
Specialty products	747	695	741	764	761
Total petroleum product sales	5,765	5,755	6,108	6,105	6,171

Chemical prime product sales, kt
United States	2,360	2,364	2,378	2,342	2,296
Non-U.S.	3,471	3,546	3,523	3,605	3,676
Total chemical prime product sales	5,831	5,910	5,901	5,947	5,972

EXXON MOBIL CORPORATION

2Q13 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)

Supplemental Information (continued)

Earnings Factor Analysis, $M	2Q13 vs. 2Q12	2Q13 vs. 1Q13
Upstream
Prior Period	8,358	7,037
Realization	90	-360
Volume / Mix	-70	-300
Other	-2,070	-70
Current Period	6,305	6,305
Downstream
Prior Period	6,646	1,545
Margin	-510	-170
Volume / Mix	-370	-540
Other	-5,370	-440
Current Period	396	396
Chemical
Prior Period	1,449	1,137
Margin	-100	-200
Volume / Mix	120	30
Other	-710	-210
Current Period	756	756

Upstream Volume Factor Analysis, KOEBD
Prior Period	4,152	4,395
Entitlements - Net Interest	-	-
Entitlements - Price / Spend	-47	-25
Quotas	-1	-
Divestments	-26	-1
Net Growth	-4	-295
Current Period	4,074	4,074

Sources and Uses of Funds ($G)	2Q13
Beginning Cash	6.6
Earnings	6.9
Depreciation	4.4
Working Capital / Other	-3.6
Proceeds Associated with Asset Sales	0.3
Additions to PP&E	-8.7
Shareholder Distributions	-6.8
Additional Financing / Investing	5.9
Ending Cash	5.0

Notes:

The 2Q13 beginning and ending balances include restricted cash of $0.4G and $0.4G, respectively.

EXXON MOBIL CORPORATION

2Q13 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 4)

Supplemental Information (continued)

Average Realization Data	2Q13	1Q13	4Q12	3Q12	2Q12
United States
ExxonMobil
Crude ($/b)	95.97	98.05	92.19	96.36	96.46
Natural Gas ($/kcf)	4.07	3.32	3.27	2.74	2.20

Benchmarks
WTI ($/b)	94.12	94.29	88.09	92.11	93.44
ANS-WC ($/b)	104.52	111.02	107.04	109.08	110.01
Henry Hub ($/mbtu)	4.10	3.34	3.41	2.80	2.21

Non-U.S.
ExxonMobil
Crude ($/b)	98.60	105.36	104.53	104.32	103.41
Natural Gas ($/kcf)	9.74	10.49	9.52	9.01	9.33
European NG ($/kcf)	10.09	10.52	10.20	9.28	9.67

Benchmarks
Brent ($/b)	102.44	112.55	110.02	109.61	108.19

The above numbers reflect ExxonMobil’s current estimate of volumes and realizations given data available as of the end of the second quarter of 2013.  Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators.  ExxonMobil management assumes no duty to update these estimates.